                                                      EXHIBIT 99.11(a)(i)

[COOPERS & LYBRAND LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
   G.T. Investment Funds, Inc.:


      GT Global Consumer Products and Services Fund
      GT Global Financial Services Fund
      GT Global Health Care Fund
      GT Global Infrastructure Fund
      GT Global Natural Resources Fund
      GT Global Telecommunications Fund

We consent to the inclusion in Post Effective Amendment No. 47 to the Registration Statement of G.T. Investment Funds, Inc. on Form N-1A (File No. 33-19338) of our report dated December 13, 1996 on our audit of the financial statements and financial highlights of the above referenced funds which report is included in the Annual Report to Shareholders for the year ended October 31, 1996 which is included in the Post Effective Amendment to the Registration Statement.

We also consent to the reference to our Firm under the caption, "Independent Accountants."


                                       /s/ COOPERS & LYBRAND L.L.P.
                                       ____________________________

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 24, 1997

                                                      EXHIBIT 99.11(a)(ii)

[COOPERS & LYBRAND LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
   G.T. Investment Funds, Inc.:


      GT Global Government Income Fund
      GT Global Strategic Income Fund
      GT Global High Income Fund

We consent to the inclusion in Post Effective Amendment No. 47 to the Registration Statement of G.T. Investment Funds, Inc. on Form N-1A (File No. 33-19338) of our report dated December 13, 1996 on our audit of the financial statements and financial highlights of the above referenced funds which report is included in the Annual Report to Shareholders for the year ended October 31, 1996 which is included in the Post Effective Amendment to the Registration Statement.

We also consent to the reference to our Firm under the caption, "Independent Accountants."


                                       /s/ COOPERS & LYBRAND L.L.P.
                                       ____________________________

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 24, 1997

                                                      EXHIBIT 99.11(a)(iii)

[COOPERS & LYBRAND LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
   G.T. Investment Funds, Inc.:


      GT Global Growth & Income Fund

We consent to the inclusion in Post Effective Amendment No. 47 to the Registration Statement of G.T. Investment Funds, Inc. on Form N-1A (File No. 33-19338) of our report dated December 13, 1996 on our audit of the financial statements and financial highlights of the above referenced funds which report is included in the Annual Report to Shareholders for the year ended October 31, 1996 which is included in the Post Effective Amendment to the Registration Statement.

We also consent to the reference to our Firm under the caption, "Independent Accountants."


                                       /s/ COOPERS & LYBRAND L.L.P.
                                       ____________________________

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 24, 1997

                                                      EXHIBIT 99.11(a)(iv)

[COOPERS & LYBRAND LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
   G.T. Investment Funds, Inc.:


      GT Global Latin America Growth Fund
      GT Global Emerging Markets Fund

We consent to the inclusion in Post Effective Amendment No. 47 to the Registration Statement of G.T. Investment Funds, Inc. on Form N-1A (File No. 33-19338) of our report dated December 13, 1996 on our audit of the financial statements and financial highlights of the above referenced funds which report is included in the Annual Report to Shareholders for the year ended October 31, 1996 which is included in the Post Effective Amendment to the Registration Statement.

We also consent to the reference to our Firm under the caption, "Independent Accountants."


                                       /s/ COOPERS & LYBRAND L.L.P.
                                       ____________________________

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 24, 1997